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                                                                   EXHIBIT 10(m)
                                   EXHIBIT B
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                              RATE SWAP AGREEMENT

  This Agreement, dated as of January 13, 1994 between Heller International Corporation and Heller Financial, Inc., amends the Interest Rate Swap Agreement, dated as of July 29, 1985, entered into between said parties (the "Master Agreement"), to add the following Rate Swap Agreement, as Exhibit B, to the Master Agreement.

  NOW THEREFORE, in consideration of the mutual covenants and agreements contained or incorporated by reference in this Rate Swap Agreement, the parties agree as follows:

1. This Agreement is a "Rate Swap Agreement", as referred to in the Master Agreement and is subject to the terms and provisions of the Master Agreement. All terms and provisions contained or incorporated by reference in the Master Agreement are incorporated by reference herein in their entirety, except as expressly modified in this Agreement, and as so modified, are deemed to be a part of this Rate Swap Agreement as fully as if set forth in full in this Agreement.

2. Notwithstanding anything to the contrary in the terms of the Master Agreement, the definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Rate Swap Agreement. In the event of any inconsistency between those definitions and provisions and this Rate Swap Agreement, the terms of this Rate Swap Agreement will govern.

3. The terms of this particular Rate Swap Transaction are as follows:

       Notional Principal:  $200,000,000.00

       Trade Date:          January 13, 1994

       Effective Date:      January 13, 1994

       Termination Date:    December 15, 2000

       Fixed Rate Payer:    Heller International Corporation (Counterparty)

       Fixed Rate:          5.57%

       Fixed Rate Day
       Count Fraction:      Actual/365

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       Fixed Rate Payer
       Payment Dates:        The 15th Day of each June and December commencing
                             on June 15, 1994, to and including the Termination
                             Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

       Floating Rate Payer:  Heller Financial, Inc.

       Floating Rate Option: USD-CP-H.15

       Designated Maturity:  One Month

       Floating Rate Spread: None

       Reset Dates:          Each Business Day

       Method of Averaging:  Unweighted Average Rate

       Compounding:          Applicable

       Compounding Dates:    Monthly, the 15th Day of each month commencing on
                             February 15, 1994 subject to adjustment in accordance with Modified Following Business Day
                             Convention

       Floating Rate Day
       Count Fraction:       Actual/360

       Floating Rate Payor
       Payment Dates:        The 15th Day of each June and December commencing
                             on June 15, 1994, to and including the Termination
                             Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

4. Any notice or communication under this Agreement is to be addressed as follows: if to Counterparty to: Heller International Corporation, Attention Mr. Soichi Hosoi, at 500 West Monroe Street, Chicago, IL. 60661 and if to Heller Financial, Inc. to: Heller Financial, Inc., Attention Treasurer, at 500 West Monroe Street, Chicago, IL. 60661, or at such other address as either party may notify the other in writing.

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5. Each party agrees to make payments to the other in accordance with the provisions set forth or incorporated by reference in this Rate Swap
   Agreement.

6. This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof, and, as of the date hereof, supercedes any and all prior understandings on the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Rate Swap Agreement as of the date first written above.

Heller Financial, Inc.


By:  Ronald C. Mishler
     -----------------
     Name: Ronald C. Mishler
     Title: Vice President and Assistant Treasurer

Accepted and confirmed

Heller International Corporation, as Counterparty

By:  Tetsuya Fukabori
     ----------------
     Name: Tetsuya Fukabori
     Title: Senior Vice President

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